Exhibit 10.5
TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT is entered into and effective as of July 25, 2005, by and between IFT CORPORATION, a Delaware corporation (the "Company") and MICHAEL T. ADAMS (the “Executive”).

W I T N E S S E T H:

WHEREAS, Company and Executive entered into that certain Executive Employment Agreement (the “Employment Agreement”) effective February 1, 2005;

WHEREAS, Company and Executive wish to make substantial amendments to said Employment Agreement, which amendments taken together with the original Employment Agreement, will likely be confusing and difficult for the Company’s stockholders to read and understand as a whole; and

WHEREAS, Company and Executive are desirous of terminating said Employment Agreement, in the interest of transparency to the Company’s stockholders, to permit the Company and Executive to enter into a new executive employment agreement.

NOW, THEREFORE, the parties hereto hereby agree that the Employment Agreement effective February 1, 2005, between the Company and Executive, is hereby terminated.

IN WITNESS WHEREOF, the undersigned have executed this Termination Agreement as of the date first above written.

IFT CORPORATION
WITNESS

/s/ Tiffany Wells

	By:	/s/ Richard J. Kurtz
Tiffany Wells	Name: Richard J. Kurtz
Title: Chairman of the Board

WITNESS

/s/ Kelly Shannon-Hicks

	By:	/s/ Michael T. Adams
Kelly Shanon-Hicks	Name: Michael T. Adams